SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                     Date of Report
                     (Date of earliest
                     event reported):        February 7, 2003


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                       0-7831                        39-0382060
---------------              ----------------                  --------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2728
                         -------------------------------
                         (Registrant's telephone number)



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Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibit is being filed herewith:

               (99) Journal Communications, Inc. communication to shareholders and unitholders, dated February 7, 2003.

Item 9.   Regulation FD Disclosure.
-------   -------------------------

     On February 7, 2003, Journal Communications, Inc. issued a communication to its shareholders and to unitholders of the Journal Employees' Stock Trust. A copy of the communication is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

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

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          JOURNAL COMMUNICATIONS, INC.



Date:  February 7, 2003                   By: /s/ Paul M. Bonaiuto
                                             -----------------------------------
                                             Paul M. Bonaiuto, Executive Vice
                                             President and Chief Financial
                                             Officer

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

                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated February 7, 2003


Exhibit No.

(99) Journal Communications, Inc. communication to shareholders and unitholders, dated February 7, 2003.

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